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FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================


UNAUDITED INTERIM FINANCIAL STATEMENTS


JUNE 30, 1996



Balance Sheets                                                             1
Statements of Income                                                       2
Statements of Cash Flows.                                                  3
Notes to Unaudited Interim Financial Statements.                           4




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FINANCIAL GUARANTY INSURANCE
COMPANY                                                           BALANCE SHEETS

($ in Thousands)


                                                                       JUNE 30,           DECEMBER 31,
                                                                         1996                  1995
                                                                     -------------        ---------------
                                                                    (UNAUDITED)

ASSETS
Fixed maturity securities, available for sale, at fair value
(amortized cost of $2,066,231 in 1996 and $2,043,453 in 1995)          $2,057,812             $2,141,584
Short-term investments, at cost, which approximates market                133,832                 91,032
Cash                                                                        1,294                    199
Accrued investment income                                                  37,753                 37,347
Reinsurance receivable                                                      7,358                  7,672
Deferred policy acquisition costs                                          93,100                 94,868
Property, plant and equipment net of
   accumulated depreciation of $14,094 in
   1996 and $12,861 in 1995                                                 5,573                  6,314
Prepaid reinsurance premiums                                              156,055                162,088
Prepaid expenses and other assets                                          50,908                 39,198
                                                                     -------------          ------------

            Total assets                                               $2,543,685             $2,580,302
                                                                     =============          ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                         698,149                727,535
Losses and loss adjustment expenses                                        71,034                 77,808
Ceded reinsurance payable                                                   2,777                  1,942
Accounts payable and accrued expenses                                      38,035                 32,811
Due to parent                                                                 267                  1,647
Current federal income taxes payable                                       67,077                 51,296
Deferred federal income taxes payable                                      63,850                 99,171
Payable for securities purchased                                           32,186                 40,211
                                                                     -------------          ------------
            Total liabilities                                             973,375              1,032,421
                                                                     =============          ============

Stockholder's Equity:

Common stock, par value $1,500 per share at June 30,
  1996 and at December 31, 1995: 10,000 shares authorized,
  issued and outstanding                                                   15,000                 15,000
Additional paid-in capital                                                334,011                334,011
Net unrealized  (losses) gains on fixed maturity securities
  available for sale, net of tax                                           (5,472)                63,785
Foreign currency translation adjustment                                    (2,296)                (1,499)
Retained earnings                                                       1,229,067              1,136,584
                                                                     -------------          ------------
            Total stockholder's equity                                  1,570,310              1,547,881
                                                                     -------------          ------------

            Total liabilities and stockholder's equity                 $2,543,685             $2,580,302
                                                                     =============          ============

             See accompanying notes to interim financial statements

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FINANCIAL GUARANTY INSURANCE
COMPANY                                                     STATEMENTS OF INCOME

($ in Thousands)

                                                                            SIX MONTHS ENDED JUNE 30,
                                                                          1996                   1995
                                                                                  (UNAUDITED)

REVENUES:

    Gross premiums written                                               $  45,481              $  42,773
    Ceded premiums                                                          (6,643)                (5,965)
                                                                        -----------             ----------

    Net premiums written                                                    38,838                 36,808
    Decrease in net unearned premiums                                       23,353                 18,136
                                                                        -----------             ----------

    Net premiums earned                                                     62,191                 54,944
    Net investment income                                                   61,513                 59,327
    Net realized gains                                                       8,348                 17,446
                                                                        -----------             ----------

        Total revenues                                                     132,052                131,717
                                                                        -----------             ----------

EXPENSES:

    Losses and loss adjustment expenses                                     (2,702)                   815
    Policy acquisition costs                                                 9,637                  5,308
    Other underwriting expenses                                              7,561                  8,662
                                                                        -----------             ----------

        Total expenses                                                      14,496                 14,785
                                                                        -----------             ----------

        Income before provision for federal income taxes                   117,556                116,932

    Provision for federal income taxes                                      25,071                 25,066
                                                                        -----------             ----------

         Net income                                                      $  92,485               $ 91,866
                                                                        ===========             ==========




             See accompanying notes to interim financial statements

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FINANCIAL GUARANTY INSURANCE
COMPANY                                                  STATEMENTS OF CASH FLOW

($ in Thousands)


                                                                            SIX MONTHS ENDED JUNE 30,
                                                                           1996                    1995
                                                                                    (UNAUDITED)
OPERATING ACTIVITIES:

          Net income                                                   $  92,485                $  91,866
              Adjustments to reconcile net income to net
                cash provided by operating activities:
              Provision for deferred income taxes                          2,400                   11,991
              Amortization of fixed maturity securities                      398                    1,096
              Policy acquisition costs deferred                           (8,565)                 (10,254)
              Amortization of deferred policy acquisition costs           10,333                    5,308
              Depreciation of fixed assets                                 1,233                    1,167
              Change in reinsurance receivable                               314                    4,569
              Change in prepaid reinsurance premiums                       6,033                    5,877
              Foreign currency translation adjustment                     (1,226)                     972
              Change in accrued investment income, prepaid
                 expenses and other assets                               (12,116)                  (3,483)
              Change in unearned premiums                                (29,386)                 (24,013)
              Change in losses and loss adjustment expense reserves       (6,774)                  (4,617)
              Change in other liabilities                                  4,678                  (11,076)
              Change in current income taxes payable                      15,781                   (9,625)
              Net realized gains on investments                           (8,348)                 (17,446)
                                                                        ----------              ----------

          Net cash provided by operating activities                       67,240                   42,332
                                                                        ----------              ----------

          Investing activities:

          Sales or maturities of fixed maturity securities               406,676                  478,328
          Purchases of fixed maturity securities                        (429,529)                (413,181)
          Sales or maturities (purchases) of short-term investments,     (42,800)                (102,414)
            net
          Purchases of property and equipment, net                          (492)                    (354)
                                                                        ----------              ----------

          Net cash used for investing activities                         (66,145)                 (37,621)
                                                                        ----------              ----------

          Increase (decrease) in cash                                      1,095                    4,711
          Cash at beginning of period                                        199                    1,766
                                                                        ----------              ----------

          Cash at end of period                                         $  1,294               $      477
                                                                        ==========              ==========



             See accompanying notes to interim financial statements

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FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS

June 30, 1996 and 1995
(Unaudited)


           (1) BASIS OF PRESENTATION

               The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of
               (a) results of operations for the six months ended June 30, 1996 and 1995, (b) the financial position at June 30, 1996 and December 31, 1995, and (c) cash flows for the six months ended June 30, 1996 and 1995.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

               The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           (2) STATUTORY ACCOUNTING PRACTICES

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

               (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;

               (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

               (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

               (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

               (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

               (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

               (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

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



FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================


The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:



                                                                               SIX MONTHS ENDED JUNE 30,

                                                                1996                                             1995

                                                          NET         STOCKHOLDER'S                         NET        STOCKHOLDER'S
                                                        INCOME           EQUITY                           INCOME          EQUITY
                                                        ------          --------                          ------          -----

GAAP basis amount                                      $92,485         $1,570,310                         $ 91,866       $1,441,820

Premium revenue recognition                             (4,061)          (170,988)                          (9,905)        (154,322)

Deferral of acquisition costs                            1,768            (93,100)                          (4,946)         (95,874)

Contingency reserve                                          -           (415,603)                               -         (357,817)

Non-admitted assets                                          -             (4,837)                               -           (6,579)

Case-basis losses incurred and salvage
  recoverable                                           (3,394)            (3,446)                           6,631            2,531

Portfolio loss reserves                                      -             24,000                          (10,900)          35,200

Deferral of income tax                                   2,400             66,796                           11,991           57,466

Unrealized gains on fixed maturity
  securities held at fair value, net of taxes                -              5,472                                -          (27,827)

Profit commission                                        1,273             (4,471)                           4,909           (3,931)

Contingency reserve tax deduction                            -             85,176                                -           78,196

Provision for unauthorized reinsurance                       -                  -                                -             (266)

Allocation of tax benefits due to Parent's
  net operating loss to the Company                         (4)            10,287                              244            9,898
                                                      --------         ----------                          -------         --------
Statutory basis amount                                $ 90,467         $1,069,596                          $89,845         $978,495
                                                      ========         ==========                          =======         ========


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FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS

June 30, 1996 and 1995
(Unaudited)

           (3) DIVIDENDS

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               -- Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.

               -- Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

               The amount of the Company's surplus available for dividends during 1996 is approximately $106.2 million.

           (4) INCOME TAXES

               The Company's effective Federal corporate tax rate (21.3 percent and 21.4 percent for the six months ended June 30, 1996 and 1995, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

           (5) REINSURANCE

               In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", adopted in 1993, the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $12.7 million and $11.6 million, respectively, for the six months ended June 30, 1996 and 1995.

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